                                                                     EXHIBIT 1.3

                          WEYERHAEUSER MORTGAGE COMPANY
                       MORTGAGE INVESTOR SERVICING REPORT

CUTOFF DATE:     DECEMBER 31, 1996                      GROUP:          INV #812
REPORT DATE:     JANUARY 25, 1996                       SERIES:         1987-3

SECTION 1 - MORTGAGE POOL ADMINISTRATION

=========================================================================================================
                                           # OF          P & I              POOL                POOL
POOL ACTIVITY                             LOANS         CONSTANT           INTEREST           PRINCIPAL
=========================================================================================================
Beginning Balance                           31          43,869.65                            5,146,355.59
                                    ---------------------------------------------------------------------
Installments                                                               31,536.53             6,812.69
                                    ---------------------------------------------------------------------
Curtailments                                                                                       167.00
                                    ---------------------------------------------------------------------
Liquidations                                 1           1,593.10           1,307.21           187,302.23
                                    ---------------------------------------------------------------------
Other                                                        0.00)              1.17                 0.00
                                    ---------------------------------------------------------------------
Ending Balance                              30          42,276.55                            4,952,073.67
                                    =====================================================================
                                                     SERVICING FEE:                              1,869.96
                                                                                            -------------

                       TOTAL
DELINQUENTS              DELQ          30 DAYS         60 DAYS           90 DAYS +              F/C
===================================================================================================
# Of Loans                  3                2               1                 0                  0
                 ----------------------------------------------------------------------------------
Princ Bal          760,043.62       520,614.38       239,429.24             0.00               0.00
                 ----------------------------------------------------------------------------------
% Delq                  15.35%           10.51%            4.83%            0.00%              0.00%
                 ----------------------------------------------------------------------------------

                                                       INTEREST        PRINCIPAL                S/F

Amount Prepaid                                             0.00             0.00               0.00
                                              -----------------------------------------------------
Amount Delinquent                                      6,973.04         1,486.54             397.66
                                              -----------------------------------------------------

SECTION 1-A - SCHEDULED MORTGAGE INSTALLMENTS

================================================================================
WAM = June-2017                   NOTE RATE = (                       8.408592%)
WAMG = 2.72197

  A. CONSTANT                    B. SCHEDULED                  C. SCHED.
                                    INTEREST                      PRINCIPAL
---------------------------------------------------------------------------
    43,869.65                       36,003.17                      7,866.48
---------------------------------------------------------------------------

SECTION 2 - SCHEDULE OF PAYMENTS                 1987-3       DECEMBER 31, 1996

=====================================================================================================
   A. SCHEDULED                     B. ADDITIONAL     C. PREPAIDS         D. OTHERS      E. TOTAL
      PRINCIPAL                        PRINCIPAL         IN FULL                            PRINCIPAL
=====================================================================================================
       7,866.48                           167.00         187,016.34              1.29      195,051.11
=====================================================================================================
F. Int. Distribution Amount (Yield                         7.963154%)                       34,096.27
                                                                                       --------------
G. Total Distribution Amount (Principal & Interest)                                        229,147.38
                                                                                       ==============
H. Certificates A-1 Distribution
                                     (E x 91.25%) Princ:                   177,984.15
                                     (E x 91.25%) Int:                      31,112.88
                                                                                       --------------
                                                                                           209,097.03
                                                                                       ==============
I. Certificate B Distribution (G x 8.6%)
                                      (E x 8.75%) Princ:                    17,066.96
                                      (F x 8.75%) Int:                       2,983.39
                                                                                       --------------
                                                                                            20,050.35
                                                                                       ==============
SECTION 3 - PRINCIPAL AMOUNT OF SECURITIES
=====================================================================================================
A. Beginning Aggregate Security Balance                                                  5,138,054.96
                                                                                       --------------
B. Principal Distribution Amount                                                           195,051.11
                                                                                       --------------
C. Ending Aggregate Security Balance                                                     4,943,003.85
                                                                                       ==============
MEMO ITEM
=====================================================================================================
A. Book Value Of Real Estate Acquired Through Foreclosure                                         N/A
                                                                                       --------------
B. Ending Aggregate Security Balance Of The Class A
   Certificates (91.25% of Security Balance)                                             4,510,490.79
                                                                                       --------------
C. Ending Aggregate Security Balance Of The Class B
   Certificates (8.75% of Security Balance)                                                432,513.06
                                                                                       --------------



All distributions required to be made by First Interstate Bank for the reporting
month of: Dec 96                           Payable: Jan 26, 97   have been made.

Certified by:


/s/ MICHAEL DRAWDY
------------------------------------
Michael Drawdy, Vice President
Investor Reporting Department

================================================================================
           SUBORDINATED AMOUNT                      1987-3    DECEMBER 31, 1996
================================================================================
                                                    PERCENT          DOLLARS
 A.  BEGINNING BALANCE                                    8.75      4,862,998.61
                                                  ------------      ------------
 B.  AGGREGATE LOSSES                                                  23,585.00
                                                  ------------      ------------
 C.  SCHEDULED ADJUSTMENTS PER
     POOLING & SERVICING AGREEMENT                                          0.00
                                                  ------------      ------------
 D.  ENDING BALANCE                                       8.75      4,862,998.61
================================================================================

RESERVE FUND

 A.  BEGINNING BALANCE                                              4,681,107.83
                                                                    ------------
 B.  (+) INTEREST CREDITED                                             16,673.38
                                                                    ------------
 C.  (-) INTEREST WITHDRAWN                                            16,673.38
                                                                    ------------
 D.  (+)  CLASS B PRINCIPAL (UNTIL LIMITS ARE REACHED)                 17,066.96
                                                                    ------------
 E.  (+) CLASS B INTEREST (UNTIL LIMITS ARE REACHED)                    2,983.39
                                                                    ------------
 F.  (-)  TRANSFER TO CLASS A
                                                                    ------------
 G.  SUB TOTAL                                                      4,701,158.18
================================================================================

 NOTES:

   INITIAL DEPOSIT (UNRETURNED TO SELLER)                                   0.00
                                                                    ------------
   THREE CURRENT HIGHEST PRINCIPAL BALANCES                         1,209,028.50
                                                                    ------------
   SPECIFIED RESERVE FUND:                                          4,698,107.49
                                                                    ------------
   CLASS B  PRIN & INT  TRANSFER TO REPUBLIC FEDERAL:                   3,050.69
                                                                    ------------
    (equal to amt over Specified Reserve Fund Limit)
--------------------------------------------------------------------------------
 H.  ENDING BALANCE                                                 4,698,107.49
================================================================================

                    RECONCILIATION OF POOL PRINCIPAL BALANCE
                         WITH SECURITY PRINCIPAL BALANCE
                                  POOL NO. 812
                                                       4,952,073.67
             (+)                                               0.00
             (-)                                           1,486.54
             (-)                                           7,866.48
             (+)                                               0.00
             (-)                                               1.29

                                                       4,942,719.36

                                                       4,943,003.85

                                                            (284.49)

                     RECONCILIATION OF CUSTODIAL ACCOUNT BALANCE

             (+)                                               0.00
             (-)                                               0.00
             (-)                                           8,459.58
             (+)                                             397.66
             (+)                                             167.00
             (+)                                               1.29
             (+)                                               0.15
             (+)                                         187,016.34
             (+)                                           1,593.10
             (-)                                               0.00

                                                         180,715.66

                                                          (3,256.24)

                                                        (183,971.90)

                          SENIOR SUBORDINATED PASS-THRU
                          SPECIFIED RESERVE FUND LIMITS

REPORTING MONTH:  7/31/96                                              1987-3
                                                                     ----------
      (A)        TERM                                                       30
      (B)        LOAN TYPE                                                ARMS
      (C)        CLASS A %                                               91.25%
      (D)        CLASS B %                                                8.75%
      (E)        ORIGINAL AGGREGATE BALANCE                         55,577,136
      (F)        CURRENT UPB                                         4,952,074
      (G)        RULE CHANGE DATE                                     01/01/98
      (H)        ORIGINAL CUTOFF DATE                                 12/01/87

SUBORDINATED CALCULATIONS (FORMULA TO BE REVISED AT RULE CHANGE DATE)

      (I)        PREVIOUS SUBORDINATED AMT                           4,862,999
      (J)        CLASS B % OF CURR UPB (E)x(D)                       4,862,999
      (K)        AGGREGATE LOSSES                                       23,585
      (L)        SUB AMT UNTIL RULE CHANGE DATE (J-K)                4,839,414

RESERVE CALCULATIONS (FORMULA TO BE REVISED AT RULE CHANGE DATE)

      (M)        ADVANCE RESERVE                                       292,000
      (N)        1% OF CURR AGG BAL (E) x .01                          555,771
      (O)        O.S. UPB CLASS B (F)x(D)                              433,306
      (P)        SUBORD AMT - OS UBP CLASS B (L)-(O)                 4,406,108
      (Q)        ADV RES + GRT'R OF: (N) or (P)                      4,698,108
                                                                     ----------

MINIMUM RESERVE FUND

      (R)        O.S. UPB 3 LARGEST LNS                              1,209,029
      (S)        SUBORDINATED AMOUNT (L)                             1,501,029
                                                                     ----------
      (T)        SPECIFIED RESERVE FUND = > OF (Q)or(S)              4,698,107
                                                                     ==========
      (U)        CURRENT RESERVE FUND BALANCE                        4,698,107

STATUS OF INITIAL DEPOSIT

      (V)        ORIGINAL INITIAL DEPOSIT                               73,000


                                      RULES
                                      -----
SUBORDINATED AMOUNT                             AFTER RULE CHANGE DATE: SUB AMOUNT =
UNTIL RULE CHANGE DATE: SUB AMOUNT =            LESSER OF A: PREVIOUS SUB AMOUNT AND
CLASS B % OF ORIG AGGR BAL                                       B: THE SUM OF
LESS AGGR LOSSES SINCE ORIG CUTOFF DATE                             (x) CLASS B % OF CURRENT UPB
                                                                    (y) 1/1998 80% OF (A)-(x)   }
                                                                        1/1999 60% OF (A)-(x)   }
                                                                        1/2000 40% OF (A)-(x)   } REDUCTION SCHEDULE
                                                                        1/2001 20% OF (A)-(x)   }
                                                                        1/2002+ 0% OF (A)-(x)   }

HOWEVER:
(B) CANNOT < SUM OF O.S. UPB 3 LARGEST LOANS
IMPORTANT:

     IF DURING THE 12 MONTHS PRECEDING AN ANNIVERSARY DATE 90 DAY+ DELINQUENCIES -7% OF TOTAL LOAN COUNT FOR 2 CONSECUTIVE MONTHS, THE REDUCTION FOR THAT MONTH WILL NOT TAKE PLACE.

     IF DURING THE 12 MONTHS PRECEDING AN ANNIVERSARY DATE THE ABOVE RULE IS NOT BROKEN, REDUCTIONS WILL TAKE PLACE AS SCHEDULED.

================================================================================

SPECIFIED RESERVE FUND

UNTIL RULE CHANGE DATE:  SPECIFIED RESERVE FUND =

    THE SUM OF (i) ADVANCE RESERVE                               THE SUM OF (i) ADVANCE RESERVE
    AND       (ii) THE GREATER OF                                AND       (ii) THE GREATER OF
                               (a) 1% OF ORIGINAL AGGR BAL                      (a) 1% OF CURRENT O.S. AGGR BAL
                               (b) SUB AMOUNT - O.S. BAL CLASS B                (b) SUB AMOUNT - O.S. BAL CLASS B

HOWEVER;
(ii) CANNOT BE < THE SMALLER OF:  (a) THE O.S. UPB 3 LRGST LOANS ....
                                           (b) SUB AMOUNT
            NOR >: SUBORDINATED AMOUNT
WHEN SUB AMOUNT = ZERO, SPECIFIED RESERVE FUND = ADVANCE RESERVE>